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                                                                   Exhibit 10(a)

                              INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (Reg. No. 33-29852) of Sun Life of Canada (U.S.) Variable Account F of our report dated February 10, 2000 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F appearing in the Statement of Additional Information, which is part of such Registration Statement, to the use of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles, appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles.


    We also consent to the references to us under the headings "Accountants" and "Appendix B - Condensed Financial Information - Accumulation Unit Values" in such Prospectus and under the heading "Financial Statements" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Boston, Massachusetts


April 6, 2000